June 5, 2017

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	PRIAC Variable Contract Account A
(File No. 811-21988)

Prudential Retirement Security Annuity III
(File No. 333-170345)

Dear Commissioners:

On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual portfolio within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the portfolio specified below:

1.	Filer/Entity:	Prudential Investment Portfolios, Inc.
	Registration No.:	811-07343
	CIK No.:	0000949512
	Accession No.:	0001193125-17-181552
	Date of Filing:	05/24/2017

	Share Class:	Z

Prudential Balanced Fund

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Director & Corporate Counsel